UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-56008	90-1139372
(Commission File Number)	(IRS Employer Identification No.)

2735 E. Parleys Way, Suite 205, Salt Lake City, Utah	84109
(principal executive offices)	(Zip Code)

+1 (888) 407-9761
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PRED

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Business Information

Business Update for Predictive Laboratories and Predictive Analytics

On May 7, 2021, the Company entered into a strategic development agreement (the "Agreement") with Nebula Genomics ("Nebula"). Under the terms of the Agreement, the Company may offer Nebula products to its customers, including 30x whole genome sequencing testing, analytical tools, and other products and services, which are fulfilled by Nebula. The Agreement includes a revenue sharing arrangement between the Company and Nebula.

Nebula has agreed to provide the Company with technologies and services to assist in Direct-To-Consumer ("DTC") and clinical diagnostic markets including privacy technologies, such as blockchain, and analytical tools. The Company and Nebula intend to pursue joint development of proprietary diagnostics by leveraging assets, expertise, and development platforms. These development activities are expected to be governed by joint scientific and medical advisory boards with representation from both companies.

On June 11, 2021, the Company entered into a strategic collaboration and development agreement (the "Inherent Agreement") with Inherent Biosciences, Inc. ("Inherent"). Under the terms of the Inherent Agreement, the Company may offer Inherent's commercial epigenetic based Sperm Biological Age product to its customers.  Additionally, the Inherent Agreement contemplates the Company offering additional Inherent products as they become commercially available. These additional products may include:

●	Clinical Validation Phase
- Male Infertility Diagnostic (MFI)
●	Proof-of-Concept Phase
- Arthritis
- Premature Birth
- Autism (buccal swab parents/child)
- Autism (germline sperm)
- Hypospadias
- Fetal Heart Disease
●	Discovery Phase
- Developmental Abnormalities
- Endometriosis diagnostics

The Company and Inherent have revenue sharing provisions in the Inherent Agreement.

Inherent has agreed to provide Predictive access to its Artificial Intelligence and Deep Learning capabilities. In addition, the Company and Inherent intend to pursue joint development of proprietary diagnostics by leveraging assets, expertise, and development platforms. An example of this development would be to expand Predictive's understanding of the genetics driving endometriosis by incorporating epigenetic data.

A joint scientific and medical advisory board is being established to assist in leveraging the platform assets of Predictive, Nebula, and Inherent. We are excited to have such accomplished individuals share in our commitment to bring personalized precision medicine to individuals, their physicians and healthcare stakeholders. The scientific and medical advisory board is expected to include the following individuals:

John Sorrentino, Chairman, Pfizer (retired) and Wyeth (formerly)

Michael Dey, Ph.D., Scientific Advisor, Wyeth (retired)

Nebula Genomics Representative

Michael Skinner, Ph.D., Scientific Advisor, Inherent Biosciences Representative

Hugh Taylor, M.D., Medical Advisor

Charles Andres, J.D., Ph.D., Greenberg Traurig (current) and Bristol-Myers Squibb (formerly)

Predictive Laboratories has previously disclosed that it has collected, acquired and in-licensed sample biobanks, proprietary disease databases, and a genealogical database. Predictive intends to utilize and enhance these platform assets through strategic collaboration and development agreements with Nebula Genomics and Inherent Biosciences. These collaborations expect to leverage the latest in low-cost clinical grade whole genome sequencing and genome analysis tools. Planned research will allow economic incentive for participants, DNA privacy through blockchain encryption, deep learning capabilities through artificial intelligence, and epigenetic and biomarker discovery activities focused initially on male and female infertility, obstetric and gynecologic diseases, and offspring health. These foundational platform technologies aim to deliver on the promise of precision medicine and informed drug discovery.

Although the first human genome was sequenced 20 years ago, the promise of precision medicine and the predictive power of our DNA has yet to be fully realized. Predictive is establishing a comprehensive database of genome sequences and epigenetic data coupled with other relevant patient information. Deep Learning Artificial Intelligence will be applied, as applicable, to these data with the intent of speeding development of new diagnostic and therapeutic opportunities. This platform is expected to provide a deeper understanding into disease and how disease uniquely impacts an individual.

Predictive has aligned with prominent experts in AI, genetics, epigenetics, diagnostics, and drug development. Predictive Analytics was formed to aggregate, leverage, and monetize genetic, epigenetic, genealogical and health data.

Predictive Analytics: The Foundation

Data Input, Analysis and Execution

As a result of these strategic collaboration and development partnerships, planned commercial activities through Predictive Laboratories' CLIA diagnostic laboratory include the following:

• Contracted whole genome sequencing

• Genetic and epigenetic based diagnostics for women (including ArtGuide™, Fertility Dx™ and EndoRisk™), men and families.

Genomic sequences and epigenomic data, from properly consented individuals, can be analyzed by tools including the use of AI analysis.

Predictive Therapeutics intends to:

• Identify new drug targets with high efficiency

• Identify genomic inclusion/exclusion criteria for clinical trials

• Facilitate disease detection and develop potential clinical trial surrogate endpoints

• Establish data and research licensing agreements with pharmaceutical partners

Conclusions

Synergies are anticipated to allow Predictive Analytics the opportunity for advances in disease detection, prevention and drug development that could help to solve hard to detect and hard to treat diseases.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the company's current plans and expectations, as well as future results of operations and financial condition. A more extensive listing of risks and factors that may affect the company's business prospects and cause actual results to differ materially from those described in the forward-looking statements can be found in the reports and other documents filed by the company with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Technology Group, Inc.
Date: June 21, 2021
	By:	/s/ Bradley Robinson
Bradley Robinson
Director /Chief Executive Officer